VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Payment Date Statement: January 20, 2005

a.	Aggregate Amount of Collections	$308,217,053.10
	Aggregate Amount of Non-Principal Collections	$2,578,102.72
	Aggregate Amount of Principal Collections	$305,638,950.38
	Pool Balance	$785,241,662.36
	Residual Participation Amount	$285,241,662.36
	Excess Funding Account	$0.00

b.	Series Allocation Percentage	100.00%
	Floating Allocation Percentage	63.67%
	Principal Allocation Percentage	N/A

c.	Total Amount Distributed on Series 2000-1	$1,104,375.00

d.	Amount of Such Distribution Allocable to Principal on 2000-1	$0.00

e.	Amount of Such Distribution Allocable to Interest on 2000-1	$1,104,375.00

f.	Noteholder Default Amount	$0.00

g.	Required Subordinated Draw Amount	$0.00

h.	Noteholder Charge Offs	$0.00
	Amounts of Reimbursements	$0.00

i.	Monthly Servicing Fee	$654,368.05
	Noteholder Monthly Servicing Fee	$416,666.67

j.	Controlled Deposit Amount	$0.00

k.	Series 2000-1 Invested Amount at end of period (Gross)	$500,000,000.00
	Outstanding Principal Balance	$500,000,000.00

l.	Available Subordinated Amount	$106,457,616.84

m.	Carry-over Amount	$0.00

n.	Reserve Account Balance	$1,750,000.00

o.	Principal Funding Account Balance	$0.00
	Yield Supplement Account Balance	$1,750,000.00

VW CREDIT, INC. — SERVICER	Page 1
18-Jan-05

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY
	From	To	Days
Current Interest Period	12/20/2004	1/19/2005	31
Series Allocation Percentage	100.00%
Initial Principal Balance	$500,000,000.00
Outstanding Principal Balance	$500,000,000.00
Principal Balance of Receivables for Determination Date	$739,652,729.52
Amount Invested in Receivables on Series Issuance Date	$500,000,000.00
Initial Invested Amount	$500,000,000.00
Invested Amount at the Beginning of Period	$500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)	$500,000,000.00
Required Subordinated Amount	$106,457,616.84
Excess Funding Account	$0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)	$500,000,000.00
Available Subordinated Amount (previous period)	$107,619,972.80
Incremental Subordinated Amount (previous period)	$59,674,767.32

RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
Yield Supplement Account Initial Deposit	$1,750,000.00
Yield Supplement Account Beginning Balance	$1,750,000.00
Yield Supplement Account Required Amount	$1,750,000.00

Reserve Account Initial Deposit	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00
Reserve Account Beginning Balance	$1,750,000.00

Outstanding Carryover Amount — Beginning Balance	$0.00
Withdrawal from Yield Supplement Account	$0.00
Outstanding Carryover Amount — Ending Balance	$0.00
Yield Supplement Account Balance — Ending Balance	$1,750,000.00
Yield Supplement Account Deposit Amount	$0.00

Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$1,750,000.00
Reserve Account Deposit Amount	$0.00

1-month LIBOR Rate (annualized)	2.4100000%
Certificate Coupon (annualized)	2.565000%
Prime Rate (annualized)	5.2500000%
Servicing Fee Rate (annualized)	1.000%
Excess Spread	1.1550000%

TRUST PRINCIPAL RECEIVABLES
Pool Balance at the Beginning of Period	$757,595,267.20
Pool Balance at the Ending of Period	$785,241,662.36
Average Aggregate Principal Balance	$771,418,464.78
Aggregate Principal Collections	$305,638,950.38
New Principal Receivables	$333,285,345.54
Receivables Added for Additional Accounts	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00
MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.53%
Weighted Average Interest Rate	4.72%
Previously waived Monthly Servicing Fee	$0.00

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END

Net losses as a % of Avg. Receivables Balance (annualized)	0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$49,679,526.00
Used Vehicle Percentage	6.327%
Used Vehicle Percentage During Last Collection Period	6.804%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$37,351,032.00
Largest Dealer Percentage	4.930%

Aggregate Principal Amount of Receivables of Dealers over 2%	$83,852,149.28

SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$308,217,053.10
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$2,578,102.72
Investment Proceeds	$7,641.41
Aggregate Amount of Principal Collections	$305,638,950.38
Asset Receivables Rate	2.914%
Use Asset Receivables Rate?	NO
Carryover Amount (this Distribution Date)	N/A

PAYMENT RATE INFORMATION
Monthly Payment Rate	39.62%
Previous Collection Period Monthly Payment Rate	40.07%
Monthly Payment Rate 2 collection periods ago	42.03%
3-month Average Payment Rate	40.57%
Early Amortization Event?	NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	N/A
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	N/A
First Accumulation Date	TO BE DETERMINED
Expected Final Payment Date	N/A
Required Participation Percentage	104.00%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumulation Amount	$0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
Noteholders
1. Monthly Noteholder Interest Distribution	$1,104,375.00
2. Noteholder Monthly Servicing Fee Distribution	$416,666.67
3. Reserve Account Deposit Amount Distribution	$0.00
4. Noteholder Default Amount Distribution	$0.00
5A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount	$0.00
6. Outstanding Carryover Amount Distribution	$0.00
7. Yield Supplement Account Deposit Amount Distribution	$0.00
8. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$120,556.61

DEFICIENCY AMOUNT
Deficiency Amount	$0.0
Required Subordinated Draw Amount	$0.0

EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00

VW CREDIT, INC. — SERVICER 18-Jan-05	Page 2

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

Summary

	Collections		Accrual	Distribution
From:	20-Dec-04
To:	19-Jan-05
Days:	31

LIBOR Rate	2.4100000%
(1 month)

Series #	1	Active
VCI Rating:	N/A

TRUST AND SERIES ALLOCATIONS — BEGINNING OF PERIOD

		Series			Required	Required	Outstanding
Series	Series	Allocation	Invested	Subordinated	Participation	Participation	Note
Number	Name	Percentage	Amount	Amount	Percentage	Amount	Balance
	Trust		$500,000,000.00	$106,457,616.84	N/A	$626,457,616.84
1	Series 2000-1	100.00%	$500,000,000.00	$106,457,616.84	104.00%	$626,457,616.84	$500,000,000.00
							0

VW CREDIT, INC. — SERVICER 18-Jan-05	Page 3

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1
SERVICING CERTIFICATE

INITIAL AMOUNTS
Initial Invested Amount	$500,000,000.00
Invested Amount	$500,000,000.00
Controlled Accumulation Amount	$0.00
Required Subordinated Amount	$106,457,616.84
Annualized Servicing Fee Rate	1.00%
First Controlled Accumulation Date	TO BE DETERMINED
Accumulation Period Length (months)	N/A
Expected Final Payment Date	N/A
Initial Settlement Date	10-Aug-00
Required Participation Percentage	104.00%
Subordinated Percentage	9.5890%

EXCESS SPREAD CALCULATION
Weighted Average Rate Charged to Dealers	4.720%
LIBOR	2.410%
Note Rate (LIBOR+15.5 b.p.)	2.565%
Servicing Fee Rate	1.000%
Investor Net Losses	0.000%

Excess Spread	1.155%

SERIES 2000-1 MONTHLY REPORTING

			Required	Excess
	Series 2000-1	Invested	Subordinated	Funding
Principal Receivables	Total	Amount	Amount	Amount
Series Allocation Percentage	100.00%
Beginning Balance	$500,000,000.00	$500,000,000.00	$106,457,616.84	$0.00	0
Floating Allocation Percentage	63.67%	63.67%
Principal Allocation Percentage	N/A	N/A
Principal Collections	$305,638,950.38	$305,638,950.38	N.A.	N.A.
New Principal Receivables	$333,285,345.54	$333,285,345.54	N.A.	N.A.
Principal Default Amounts	$0.00	$0.00	N.A.	N.A.
Receivables Added for Additional Accounts	$0.00	$0.00	N.A.	N.A.
Controlled Deposit Amount	$0.00	N/A	N.A.	N.A.
“Pool Factor”		100.00000000%
Ending Balance	$500,000,000.00	$500,000,000.00	$106,457,616.84	$0.00
Floating Allocation Percentage	63.67%	63.67%
Non-Principal Receivables
Non-Principal Collections	$1,641,598.28
Recoveries on Receivables Written Off	$0.00
Investment Proceeds	$7,641.41

VW CREDIT, INC. — SERVICER 18-Jan-05	Page 4

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

SERVICING CERTIFICATE

Subordinated Amount & Reserve Fund	Current	Previous
Available Subordinated Amount (Previous)	$107,619,972.80	$105,455,287.30
(-) Required Subordination Draw Amount	$0.00	$0.00
(-) Reserve Account Funds to Noteholder Default Amount	$0.00	$0.00
(+) Non-Principal Collections & Inv. Proceeds treated as
Available Noteholder Principal Collections	$0.00	$0.00

(1) Subtotal	$107,619,972.80	$105,455,287.30
(2) Subordination Percentage * Series 2000-1 Invested Amount	$47,945,205.48	$47,945,205.48

(a) lower of (1) or (2)	$47,945,205.48	$47,945,205.48
(b) Incremental Subordinated Amount (previous period)	$0.00	$0.00
( c ) Incremental Subordinated Amount	$58,512,411.36	$59,674,767.32
(d) Payments from Excess Funding Account to Residual Interestholder	$0.00	$0.00

Available Subordinated Amount	$106,457,616.84	$107,619,972.80

Overconcentration Amount	$83,852,149.28	$82,507,011.36

Beginning Reserve Account Balance	$1,750,000.00	$1,750,000.00
Reserve Account Required Amount	$1,750,000.00	$1,750,000.00
Withdrawal from Reserve Account	$0.00	$0.00
Reserve Account Deposit Amount	$0.00	$0.00
Ending Reserve Account Balance	$1,750,000.00	$1,750,000.00

Required Non-Principal Distributions

Available Non-Principal Collections	$2,578,102.72	$2,683,121.75
Noteholder Non-Principal Collections	$1,641,598.28	$1,770,814.75
Residual Interestholder Non-Principal Collections	$936,504.44	$912,307.00
Investment Proceeds	$7,641.41	$6,506.82
Reserve Fund Balance	$1,750,000.00	$1,750,000.00

Total Non-Principal Available	$4,335,744.13	$4,439,628.57

Interest Shortfall	$0.00	$0.00
Additional Interest	$0.00	$0.00
Carry-over Amount	$0.00	$0.00
Carry-over Shortfall	$0.00	$0.00
Additional Interest on Carry-over Shortfall	$0.00	$0.00

Monthly Servicing Fee	$654,368.05	$631,329.39
Noteholder Monthly Servicing Fee	$416,666.67	$416,666.67